UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016

MICROSEMI CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-8866	95-2110371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Enterprise, Aliso Viejo, California	92656
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code
(949) 380-6100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 Entry into a Material Definitive Agreement.
Increase Term Joinder
On June 29, 2016, Microsemi Corporation, a Delaware corporation (“Microsemi”) entered into an Increase Term Joinder to Credit Agreement (the “Increase Term Joinder”) with respect to an incremental term A loan facility under its existing Credit Agreement dated as of January 15, 2016 (the “Existing Credit Agreement” and as amended by Amendment No. 1 (as defined below) and supplemented by the Increase Term Joinder, the “Credit Agreement”), with Morgan Stanley Senior Funding, Inc. (“MSSF”), as administrative agent and the lenders party thereto.
The Increase Term Joinder provides for, among other things, $364,300,000 of incremental term A loans (the “Incremental Term A Facility” and such new loans, the “New Term A Loans”). Interest under the Incremental Term A Facility is, at Microsemi’s option, Base Rate or LIBOR, plus a margin. The initial margin for Base Rate borrowings under the Incremental Term A Facility is 1.50% and for LIBOR borrowings under the Incremental Term A Facility is

2.50%. Beginning with the next fiscal quarter, the margin will vary depending upon Microsemi’s consolidated net leverage ratio. The minimum margin for Base Rate borrowings under the Incremental Term A Facility will be 1.00% and the maximum will be 1.50%. The minimum margin for LIBOR borrowings under the Incremental Term A Facility will be 2.00% and the maximum will be 2.50%. Interest for Base Rate-based loans is calculated on the basis of a 365/366-day year and interest for LIBOR-based loans is calculated on the basis of a 360-day year.
The Incremental Term A Facility matures January 15, 2021. The Incremental Term A Facility requires quarterly principal payments in an amount equal to 1.25% of the aggregate principal amount of the loans made under the Incremental Term A Facility for the first seven quarters following June 29, 2016 commencing September 30, 2016 and 2.5% of the aggregate principal amount of the loans made under the Incremental Term A Facility for the remaining three years.
The Incremental Term A Facility contains certain representations and warranties, certain affirmative covenants, certain negative covenants, certain conditions and events of default that are substantially similar to the Existing Credit Agreement.
All obligations of Microsemi under the Incremental Term A Facility are unconditionally guaranteed by each of the guarantors under Microsemi’s Existing Credit Agreement. The Incremental Term A Facility is secured by a lien and security interest in the collateral that also secures the other loans and obligations under the Existing Credit Agreement.
The foregoing summary of the Increase Term Joinder does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Increase Term Joinder, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.
Amendment No. 1 to Credit Agreement
On June 29, 2016, Microsemi entered into Amendment No. 1 to Credit Agreement (“Amendment No. 1”) with respect to the Existing Credit Agreement with MSSF, as administrative agent, the subsidiary guarantors party thereto and the lenders party thereto.
Pursuant to the Existing Credit Agreement, certain lenders provided senior secured first lien credit facilities, consisting of a term loan facility and a revolving credit facility. Amendment No. 1 provides for, among other things, (i) new pricing terms for a portion of term B loans outstanding under the Existing Credit Agreement immediately prior to the effectiveness of the amendment (after giving effect to the amendment, the “Repriced Term B Loans”) in the aggregate principal amount of $739,700,000, which Repriced Term B Loans, among other things, together with the New Term A Loans replace the entire principal amount of term B loans (the “Existing Term B Loans”) outstanding under the Existing Credit Agreement immediately prior to the effectiveness of Amendment No. 1, (ii) certain modifications to the repricing event prepayment provisions and (iii) certain other modifications to facilitate certain restructurings of Microsemi’s subsidiaries.
The Repriced Tem B Loans mature January 15, 2023. The Repriced Term B Loans bear interest at Microsemi’s option at Base Rate or LIBOR, plus a margin. The margin for Base Rate Term B Loans is 2.00% and the margin for LIBOR Term B Loans is 3.00%. The Repriced Term B Loans are subject to an 0.75% LIBOR floor.
Except as modified by Amendment No. 1 as described above, the terms of the Repriced Term B Loans are the same as the terms of the Existing Term B Loans.
The foregoing summary of Amendment No. 1 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 1, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information provided in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 2.03.
Item 7.01 Other Events.
On June 29, 2016, Microsemi issued a press release announcing the Increase Term Joinder and Amendment No. 1, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information furnished pursuant to Item 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, and shall not be deemed to be incorporated by reference into any filing of Microsemi under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Increase Term Joinder, dated as of June 29, 2016, among Microsemi Corporation, the incremental lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent.
10.2
Amendment No. 1 to Credit Agreement, dated as of June 29, 2016, among Microsemi Corporation, the subsidiary guarantors party thereto, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent.

99.1	Press release issued by Microsemi Corporation on June 29, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSEMI CORPORATION (Registrant)

June 30, 2016	By:	/s/ John W. Hohener
John W. Hohener Executive Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Increase Term Joinder, dated as of June 29, 2016, among Microsemi Corporation, the incremental lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent.
10.2
Amendment No. 1 to Credit Agreement, dated as of June 29, 2016, among Microsemi Corporation, the subsidiary guarantors party thereto, the lenders party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent.

99.1	Press release issued by Microsemi Corporation on June 29, 2016.